UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2007

GUITAR CENTER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22207	95-4600862
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5795 Lindero Canyon Road Westlake Village, California	91362
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 735-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

On October 5, 2007, Guitar Center, Inc. (the “Company”), in connection with the anticipated merger of the Company with an affiliate of Bain Capital Partners, LLC, commenced distribution of a confidential information memorandum to potential lenders relating to a proposed arrangement of $1.025 billion of Senior Secured Credit Facilities.  The Company is furnishing certain sections of the confidential information memorandum for the arrangement of the Senior Secured Credit Facilities so that these sections will be disclosed pursuant to Regulation FD.  A copy of these sections is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The merger is expected to close during the week of October 8, 2007.

The information in this Item 7.01, including that incorporated herein by reference, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item, including that incorporated herein by reference, shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Forward-Looking Statements

This current report on Form 8-K, including the information incorporated herein by reference, includes statements that do not directly or exclusively relate to historical facts.  Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include statements regarding benefits of the proposed transaction, future performance (including estimated future improvement in existing Guitar Center retail stores), financing for the transaction and the completion of the transaction.  These statements are based on the current expectations of management of Guitar Center.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document.  For example, among other things, (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, unexpected liabilities or unexpected delays; (3) the businesses of Guitar Center may suffer as a result of uncertainty surrounding the transaction; (4) the financing required for Bain Capital to complete the transaction may be delayed or may not be available; and (5) Guitar Center may be adversely affected by other economic, business, and/or competitive factors that could cause the transaction to be delayed or not completed.  Additional factors that may affect the future results of Guitar Center, Inc. are set forth in its filings with the Securities and Exchange Commission, which are available at www.sec.gov.  Unless required by law, Guitar Center undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Explanation of the Company’s Use of Certain Non-GAAP Financial Measures

In addition, this current report on Form 8-K, including the information incorporated herein by reference, includes certain non-GAAP financial measures, among them those presented under the caption “Historical financial overview” in the sections of the confidential information memorandum furnished herewith, which are reconciled to GAAP financial measures under the caption “Adjusted EBITDA calculation”.  We believe that our presentation of historical non-GAAP financial measures provides information useful to investors in understanding the underlying operational performance of the Company, its business and performance trends and facilitates comparisons with the performance of others in our industry.  These historical non-GAAP measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Excerpts from Confidential Information Memorandum, dated October 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUITAR CENTER, INC.

Date: October 5, 2007
	By:	/s/ LELAND P. SMITH
Leland P. Smith, Executive Vice
President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Excerpts from Confidential Information Memorandum, dated October 5, 2007.